SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 9, 1999


                             3D SYSTEMS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-22250                    95-4431352
(State of Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)



                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)


                                 (661) 295-5600
                         (Registrant's Telephone Number)


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ITEM  5. OTHER EVENTS
         ------------

         On September 9, 1999, 3D Systems Corp., a Delaware corporation ("Registrant"), and Regent Pacific Management Corp. ("Regent Pacific") entered into an agreement (the "Regent Pacific Agreement") pursuant to which Regent Pacific has been retained to provide Registrant with certain management services.

         Reference is made to the press release of Registrant issued on September 17, 1999 related to the Regent Pacific Agreement, and a copy of the Regent Pacific Agreement, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference.

         Additionally, reference is made to the additional press releases of Registrant issued on September 17, 1999, September 23, 1999, October 29, 1999, November 1, November 4, 1999, November 5, 1999, November 18, 1999 and November 19, 1999 which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference.

         Copies of the Regent Pacific Agreement and the press releases are attached to this Form 8-K as Exhibits 10.1, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6,
99.7, 99.8, and 99.9 respectively.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 2000                           3D SYSTEMS CORPORATION

                                            By   /S/ H. MICHAEL HOGAN III
                                                 -------------------------
                                                 H. Michael Hogan III
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER

10.1 September 9, 1999 agreement by and between Registrant and Regent Pacific.

99.1     Press Release dated September 17, 1999.

99.2     Press Release dated September 17, 1999.

99.3     Press Release dated September 23, 1999.

99.4     Press Release dated October 29, 1999.

99.5     Press Release dated November 1, 1999.

99.6     Press Release dated November 5, 1999.

99.7     Press Release dated November 18, 1999.

99.8     Press Release dated November 19, 1999.

99.9     Press Release dated February 16, 2000.